November 2018 Exhibit 99.1

Forward Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and political events and the impact they may have on us, our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California or other states where we lend, including both residential and commercial real estate; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors, or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions we may make, including the recent merger of Community Bank with and into Citizens Business Bank, whether we are able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or our ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; our ability to realize cost savings or synergies in connection with any acquisitions we may make; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for loan losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which we and our subsidiaries must comply or believe we should comply or which may otherwise impact us; the effects of additional legal and regulatory requirements to which we have or will become subject as a result of our total assets exceeding $10 billion, which first occurred in the third quarter of 2018 due to the closing of our merger transaction with Community Bank; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risk; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates or monetary policies; changes in the amount, cost and availability of deposit insurance; political developments, uncertainties or instability; disruptions in the infrastructure that supports our business and the communities where we are located, which are concentrated in California, involving or related to physical site access, and/or communication facilities; cyber incidents, or theft or loss of Company or customer data or money; terrorist and political uncertainty or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases, extreme weather events, that affect electrical, environmental, computer servers, and communications or other services we use, or that affect our employees or third parties with whom we conduct business; our timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; the Company’s relationships with and reliance upon outside vendors with respect to certain of the Company’s key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications and electronic marketplaces for loans and other banking products or services); our ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on the Company’s customers; fluctuations in the price of the Company’s common stock or other securities, and the resulting impact on the Company’s ability to raise capital or make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, bank operations, consumer or employee class action litigation and any litigation which we inherited from our recent merger with Community Bank); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators, including the SEC, Federal Reserve Board, FDIC and California DBO; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Total Assets: $11.5 Billion Gross Loans: $7.6 Billion Total Deposits (Including Repos):$9.5 Billion Total Equity: $1.8 Billion Source: Q2 2018 earnings release & company filings CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 33 Years 12 Years E. Allen Nicholson Executive Vice President Chief Financial Officer 23 Years 2 Years Dave F. Farnsworth Executive Vice President Chief Credit Officer 33 Years 2 Years David C. Harvey Executive Vice President Chief Operations Officer 26 Years 8 Years David A. Brager Executive Vice President Sales Division 31 Years 15 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 6 Years Yamynn DeAngelis Executive Vice President Chief Risk Officer 37 Years 31 Years Richard Wohl Executive Vice President General Counsel 30 Years 6 Years

Board of Directors Name CVBF Experience Age Ray O’Brien - Chairman 6 Years 61 George Borba Jr. - Vice Chairman 6 Years 50 Steve Del Guercio 6 Years 56 Kristina Leslie 3 Years 53 Hal Oswalt 4 Years 70 Anna Kan 2 Years 44 Rod Guerra 1 Year 62 Chris Myers - CEO 12 Years 56

Who is CVB Financial Corp.?

Largest Bank Holding Companies in CA Source: SNL Financial (1) Bank only, no holding company. Rank Institution Total Assets (MRQ) (9/30/18) 1 Wells Fargo & Company $ 1,872,981 2 First Republic Bank(1) $96,094 3 SVB Financial Group $58,140 4 East West Bancorp, Inc. $39,073 5 PacWest Bancorp $24,782 6 Cathay General Bancorp $16,462 7 Hope Bancorp, Inc. $15,229 8 Pacific Premier Bancorp. Inc. $11,504 9 CVB Financial Corp. $11,480 10 Banc of California, Inc. $10,261 In millions

*As ranked among domestic banks with $5 to $50 billion in assets Bank Accomplishments & Ratings 166 Consecutive Quarters of Profitability 116 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2016 Best Banks in America (January 2016) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) BauerFinancial Report Five Star Rating (June 2018) 36 Consecutive Quarters Fitch Rating BBB (August 2018)

Our Markets

Existing Locations 68 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Deposits and Loans

Deposits* (000’s) # of Center Locations Total Deposits (9/30/17) Total Deposits (9/30/18) Los Angeles County 27 $2,438,457 $3,648,101 Inland Empire (Riverside & San Bernardino Counties) 12 $2,065,165 $2,593,616 Orange County 13 $1,075,030 $1,470,313 Central Valley 9 $1,155,658 $1,108,421 Central Coast 5 $273,408 $275,363 San Diego 2 $50,097 $40,880 Other $5,350 $372,609 Total 68 $7,063,165 $9,509,303 *Includes Customer Repurchase Agreements Average Cost of Deposits (Quarter-to-Date) 0.10% 0.15%

Deposit Cost Comparison Source: Q3 2018 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

(000’s) # of Center Locations Average Loans per Location Total Loans* (9/30/18) Los Angeles County 27 $125,445 $3,387,019 Inland Empire (Riverside & San Bernardino Counties) 12 $91,530 $1,098,359 Central Valley 9 $116,571 $1,049,136 Orange County 13 $74,692 $970,999 Central Coast 5 $85,281 $426,405 San Diego 2 $112,375 $224,749 Other California $147,732 Out of State $283,324 Total 68 $7,587,723 Total Loans* *Excludes deferred loan fees, MTM discount on PCI loans, allowance for loan losses and loans held-for-sale

Loan Portfolio Composition Total Loans by Type Source: Q3 2018 earnings release & company reports

Credit Quality

Non-Performing Assets* (000’s) *Non-Covered assets | Starting in the 4th quarter of 2014, covered and non-covered assets are combined

Classified Loans* (000’s) *Non-Covered loans| Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Loans: Net Charge-Offs* (000’s) - *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Securities & Investments

$1.81 Billion *Available For Sale Yield on securities portfolio = 2.49% for the 3rd Quarter 2018 Securities Portfolio* - $2.6 Billion $759.0 Million *Held to Maturity Source: Q3 2018 earnings release | Yield on securities represents the fully taxable equivalent

*Available For Sale Securities Only Securities Portfolio* $1.81 Billion (000’s) Mark-to-Market (Pre-tax)

Profits

Net Income (000’s) Net Income After Taxes $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Net Interest Margin Normalized* *Tax equivalent, including accretion on acquired loans, excluding accretion on covered loans (Purchase Credit Impaired)

‘CVBF’ Assets 9/30/17 Assets - $8.3 Billion 9/30/18 Assets - $11.5 Billion *Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit

‘CVBF’ Yield on Securities vs. Yield on Loans * Includes Discount Accretion on PCI loans **Includes Available for Sale and Held to Maturity, TE

‘CVBF’ Liabilities 9/30/18 Liabilities - $9.7 Billion 9/30/17 Liabilities - $7.2 Billion

Efficiency & Expenses

Community Bank Merger/Integration Timeline August 10, 2018 November 10 -12, 2018 January - May, 2019 May 15, 2019 Merger Completed Fiserv Systems Conversion Consolidation of 8-10 center locations (‘2’ per month) Acquisition Fully Integrated

Efficiency Ratio Excludes $6.6 million acquisition related expense (Community Bank) $13.9 million FHLB prepayment charge

Noninterest Expense as a % of Average Assets $13.9 million FHLB prepayment charge Excludes $6.6 million acquisition related expense (Community Bank)

Capital

Capital Capital Ratios Adequately Capitalized Ratio Well-Capitalized Ratio September 30, 2018* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 13.2% Total Risk-based Capital Ratio 8.0% 10.0% 14.0% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 12.9% Tier 1 Leverage Ratio 4.0% 5.0% 12.5% * CVB Financial Corp. – Consolidated

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth De Novo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018)

Acquisition Strategy Target size: $200 million to $5 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) --Banks-- --Banking Teams-- In-market & ‘new’ markets

2018 ‘Critical Few’ Grow Loans Through Relationship Banking Strategy Grow Core Deposits Execute on Community Bank Integration Prepare for $10 Billion and Beyond Fraud Prevention

Five Core Values Financial Strength 1 Superior People 2 Customer Focus 3 Cost-Effective Operation 4 Having Fun 5

Copy of presentation at www.cbbank.com